SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              March 19, 2002
                                                         --------------------



                           ACCUIMAGE DIAGNOSTICS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                     000-26555               33-0713615
----------------------------- ------------------------ -------------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)



 400 Grandview Drive, South San Francisco, CA                   94080-4920
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   (Address of Principal Executive Offices)                     (Zip Code)



                                 (650) 875-0192
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

           The Company announced effective with the Board of Directors meeting of March 6, 2002, Douglas P. Boyd, Ph.D, has resigned as Chairman of the Board and C. Allen Wall, M.D. was elected Chairman of the Board. Also, two additional Board members were added. A copy of the press release appears as Exhibit 99 to this Current Report and is incorporated herein by reference.



ITEM 7.  EXHIBITS.

         99                Press Release dated March 19, 2002.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                 ACCUIMAGE DIAGNOSTICS CORP.


                                                 By:  /s/ LEON KAUFMAN
                                                      ------------------
                                                       Leon Kaufman,
                                                       Chief Executive Officer

                                  EXHIBIT INDEX




EXHIBIT NUMBER                                     DESCRIPTION
--------------                      --------------------------------------------

      99                            Press Release dated March 19, 2002.